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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 3, 1998



                         NATIONAL  STEEL  CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



                  1-983                                   25-0687210
         (Commission File Number)              (IRS Employer Identification No.)



 4100 Edison Lakes Parkway, Mishawaka, IN                 46545-3440
 (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:        219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on June 3, 1998 announcing that it received on June 1, 1998 a complaint in a lawsuit filed on May 13, 1998 which seeks shareholder class action status and alleges violations of the federal securities laws. A copy of this press release is attached hereto as
Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1        Press release dated June 3, 1998.





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NATIONAL STEEL CORPORATION

Date:  June 4, 1998                    By: /s/John A. Maczuzak
                                           ----------------------------------
                                           John A. Maczuzak
                                           President and Chief Operating Officer